SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

Under the section titled “TCW Galileo Aggressive Growth Equities Fund” at page 27, Husam H. Nazer is added as a portfolio manager.

Under the section titled “TCW Galileo Small Cap Growth Fund” at page 51, Patrick Wong is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 86, the following individuals are added:

Husam H. Nazer	Managing Director, the Adviser TCW Asset Management Company and Trust Company of the West

Patrick Wong

Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of the West since October 2001.

Previously, Mr. Wong was a senior equity analyst at ZG Capital Management (San Francisco)

January 10, 2005

GALnp 1/2005